UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): October 19, 2026
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Post Oak Boulevard, Suite 560, Houston, Texas 77056
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 19, 2026, Stem, Inc. (the “Company”) notified the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the requirement of Section 802.01B of the NYSE Listed Company Manual (“NYSE Manual”) that the Company have an average market capitalization of not less than $50.0 million over a consecutive 30 trading-day period and stockholders’ equity of not less than $50.0 million. On October 20, 2026, the Company received from the NYSE a non-compliance letter confirming that the Company is not in compliance with the requirement of Section 802.01B of the NYSE Manual (the “NYSE Letter”).

The Company is subject to the procedures set forth in Sections 801 and 802 of the NYSE Manual and intends to submit, within 45 days after receiving the NYSE Letter, a business plan (the “Plan”) demonstrating how it expects to regain compliance with the applicable continued listing standard within 18 months after receipt of the NYSE Letter. The Plan is required to identify specific quarterly milestones against which the NYSE will evaluate the Company’s progress. Pursuant to applicable NYSE rules, the NYSE will review the Plan and, within 45 days of its receipt, determine whether the Company has made a reasonable demonstration of an ability to conform to the relevant standards in the cure period outlined above.

Pursuant to NYSE rules, the Company’s common stock will continue to be listed and traded on the NYSE during the cure period outlined above, subject to the NYSE’s acceptance of the Plan and, if accepted, its quarterly review of the Company for compliance with the Plan and the Company’s compliance with other NYSE continued listing requirements. The current non-compliance with the standards described above does not affect the Company’s ongoing business operations or its reporting requirements with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On October 23, 2026, the Company issued a press release with respect to its non-compliance with the standards described above. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99	Press Release dated October 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: October 23, 2026	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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